UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

OMEGA HEALTHCARE INVESTORS, INC.

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(Omega Healthcare Investors, Inc.)	(Omega Healthcare Investors, Inc.)	(Omega Healthcare Investors, Inc.)
Delaware	33-203447-11	36-4796206
(OHI Healthcare Properties Limited Partnership)	(OHI Healthcare Properties Limited Partnership)	(OHI Healthcare Properties Limited Partnership)
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 8, 2020, Omega Healthcare Investors, Inc. (the “Company”) and Mr. Michael D. Ritz, the Company’s Chief Accounting Officer, mutually agreed that Mr. Ritz would retire from the Company effective August 15, 2020. The Company and its subsidiary Omega Asset Management, LLC entered into a Transition Agreement and Release (the “Transition Agreement”) as of July 8, 2020 with Mr. Ritz in connection with his departure and transitioning of his responsibilities.

Mr. Ritz is not eligible to receive any benefits under the Company’s previously reported policy regarding retirement vesting for Omega’s incentive awards as he has not reached the age of 62. The Transition Agreement provides that Mr. Ritz will be entitled to receive the payments and benefits due in connection with a termination of employment by the Company without cause pursuant to his Employment Agreement, dated effective January 1, 2020, provided that vesting of his previously granted equity incentives shall be prorated through January 1, 2021. Pursuant to a Consulting Agreement entered into between the Company and Mr. Ritz as of July 8, 2020, and effective as of August 16, 2020, Mr. Ritz has agreed to perform such consulting and advisory services from August 16, 2020 through January 1, 2021 as the Company may require in connection with transitioning Mr. Ritz’s responsibilities, in exchange for a consulting fee of $250 per hour worked.

The descriptions of the Transition Agreement and the Consulting Agreement contained in this Current Report on Form 8-K are qualified in their entirety by reference to the Transition Agreement and Consulting Agreement, respectively, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and are incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Transition Agreement and Release, dated as of July 8, 2020, between Omega Healthcare Investors, Inc., Omega Asset Management LLC and Michael D. Ritz.
10.2	Consulting Agreement, entered into as of July 8, 2020 and effective as of August 16, 2020, between Omega Healthcare Investors, Inc., and Michael D. Ritz.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.
(Co-Registrant)

Dated: July 14, 2020	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel

OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP
(Co-Registrant)

Dated: July 14, 2020	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel